                                                                    Exhibit 10.1

                                                                       Execution
                                                                       ---------

                 NOTE AND WARRANT PURCHASE AGREEMENT

                  This Note and Warrant Purchase Agreement (this "Agreement") is made as of the 14th day of January, 2002 by and between Careside Inc., a Delaware corporation (the "Company") and Paulson Investment Company, Inc., an Oregon corporation (the "Purchaser").

                                    RECITALS

                  As consideration for a bridge loan made by Purchaser to Company on the date hereof, the Purchaser will, subject to the terms and conditions hereof, receive from the Company (i) a certain promissory note in the amount of $600,000 (the "Note") and (ii) warrants for the purchase of shares of the Company's common stock, par value $.01 per share (the "Common Stock").

                  NOW, THEREFORE, in consideration of the mutual covenants and representations contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

                  Section 1.1. The Note. The Purchaser has loaned the Company an
                               --------
aggregate amount of $600,000 (the "Loan") to be used for general working capital purposes. As evidence of the Loan, the Company will issue the Note to Purchaser, in accordance with the terms hereof. The Note will bear interest at a flat fee of $5,400 for each thirty (30) days that it is outstanding and be substantially in the form set forth in Exhibit A attached hereto.
                         ---------

                  Section 1.2. Warrants. As further consideration for the Loan,
                               --------
the Company has agreed to issue to the Purchaser, upon execution of this Agreement, warrants (the "Warrants"), in substantially the form set forth in Exhibit B attached hereto, which shall entitle the Purchaser to purchase from
---------
the Company, a number of shares of Common Stock which shall depend upon the amount of time the Note remains outstanding.

                                    ARTICLE 2

                  Section 2.1.  Representations and Warranties of the Company.
                                ---------------------------------------------
The Company represents and warrants that:

                  (a) The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, and duly qualified to do business and in good standing as a foreign corporation in each state in which the nature of its business or properties requires such qualification (except where failure to qualify would not have a material adverse effect on the Company taken as a whole), with full power and authority, corporate and otherwise, to enter into and perform this Agreement, and to execute and deliver the various instruments and documents provided for herein.

                  (b) The execution, delivery and performance by the Company of this Agreement and the issuance and delivery by the Company of the Note and Warrants as contemplated hereby have been duly authorized by all necessary corporate action and will not violate any provision of law, court order or decree, or any provision of the Company's Certificate of Incorporation or Bylaws, or result in the breach of, constitute a default under or result in the creation of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any agreement or instrument to which the Company is a party, or by which it or any of its property may be bound or affected. This Agreement is a valid and binding obligation of the Company, enforceable in accordance with its terms subject to general principles of equity and bankruptcy and other laws affecting creditors' rights generally.

                  (c) There are no material lawsuits or proceedings pending, or, to the Company's knowledge, threatened, against or affecting the Company and there are no proceedings before any governmental commission, bureau or other administrative agency pending, or, to the Company's knowledge, threatened, against or affecting the Company.

                  (d) As of December 31, 2001, the authorized capital stock of the Company consisted of 50,000,000 shares of common stock, $.01 par value per share and 5,000,000 shares of preferred stock, $.01 par value per share. As of December 31, 2001, there were 16,904,193 shares of Common Stock outstanding and 14,511,838 shares of Common Stock issuable upon the exercise of outstanding warrants and options, all of which are currently exercisable.

                  (e) The Common Stock issuable upon exercise of the Warrants has been duly authorized and, when issued against payment therefor, will be validly issued, fully paid and nonassessable and will be issued in reliance upon applicable exemptions from the registration and qualification provisions of all applicable securities laws of the United States and each state whose securities laws may be applicable thereto. All Common Stock issued upon exercise of the Warrants will be issued free and clear of any preemptive or similar right and free and clear of any claim, lien, security interest or other encumbrance. The Company has reserved for issuance upon exercise of the Warrants the full number of shares of Common Stock issuable upon exercise thereof assuming repayment of the Note on or prior to its maturity date.

                  (f) No governmental permit, consent, approval or authorization is required in connection with (i) the execution, delivery and performance of this Agreement by the Company or (ii) the offer, sale, issuance and delivery by the Company of the Warrants contemplated hereby; provided that,
                                                                 -------------
all representations made to the Company by the Purchaser in this Agreement and in any other document or instrument delivered in connection herewith are assumed for purposes of this representation and warranty to be accurate and complete.

                  (g) As of the date hereof, the Company's Common Stock and its publicly traded warrants are traded on the American Stock Exchange ("AMEX").

                  (h) The Company agrees that neither the Company nor anyone acting on its behalf has effected or will offer the Note or the Warrants for issuance or sale to, or solicit any offer to acquire the same from, anyone so as to make the issuance and sale of such Note or Warrants subject to the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act").

                                    ARTICLE 3

                  Section 3.1.  Purchaser Representations Warranties and
                                -----------------------------------------
Covenants.  The Purchaser hereby acknowledges, represents and warrants to, and
---------
agrees with, the Company and its affiliates as follows:

                   (a) The Purchaser is acquiring the Note and Warrants for the Purchaser's own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part, which resale, distribution or fractionalization would violate the Securities Act. Further, the Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Note or Warrants.

                  (b) The Purchaser has full power and authority to enter into this Agreement. The execution and delivery of this Agreement has been duly authorized by the Purchaser and this Agreement constitutes a valid and legally binding obligation of the Purchaser.

                  (c) The Purchaser acknowledges the Purchaser's understanding that the issuance of the Note and Warrants is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder ("Regulation D"). In furtherance thereof, the Purchaser represents and warrants to and agrees with the Company that the Purchaser has the financial ability to bear the economic risk of the Purchaser's investment, has adequate means for providing for the Purchaser's current needs and personal contingencies and has no need for liquidity with respect to the Purchaser's investment in the Company.

                  (d) The Purchaser is an "accredited investor," as that term is defined in Rule 501 of Regulation D as described in Appendix I hereto.
                                                       ----------

                  (e) The Purchaser acknowledges that it currently has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of this investment and further acknowledges that it is able to bear the economic risk of this investment. During the course of this transaction, the Purchaser acknowledges that it has had the opportunity to ask questions of, and receive answers from, management of the Company concerning the terms and conditions of this investment and obtain any additional information of the same kind that is specified in Rule 502 of Regulation D of the Securities Act, or that is necessary to verify the accuracy of the other information obtained. The Purchaser acknowledges that it has received such information as it deems necessary to enable it to make its investment decision.

                  (f) The Purchaser further represents, warrants and agrees that the Purchaser will not sell or otherwise transfer the Notes or Warrants, without registration under the Securities Act or an exemption therefrom, and that the Purchaser fully understands and agrees that the Purchaser must bear the economic risk of the Purchaser's purchase because, among other reasons, neither of the Note or Warrants has been registered under the Securities Act or under the securities laws of any state and, therefore, none can be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states or an exemption from such registration is available. In particular, the Purchaser is aware that the Common Stock underlying the Warrants is a "restricted security," as such term is defined in Rule 144 promulgated under the Securities Act ("Rule 144"), and may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Purchaser also understands that, except as expressly otherwise provided in the Warrant Agreement between the Company and Purchaser dated of even date hereof (the "Warrant Agreement"), the Company is under no obligation to register the Common Stock on the Purchaser's behalf or to assist the Purchaser in complying with any exemption from registration under the Securities Act or applicable state securities laws. The Purchaser further understands that sales or transfers of the Note and Warrants are further restricted by state securities laws and the provisions of this Agreement.

                  (g) No representations or warranties have been made to the Purchaser by the Company, or any officer, employee, agent or affiliate of the Company, other than the representations and warranties of the Company contained herein, and in purchasing the Note and Warrants, the Purchaser is not relying upon any representations other than those contained herein.

                  (h) Any information which the Purchaser has heretofore furnished to the Company with respect to the Purchaser's financial position and business experience is correct and complete as of the date of this Agreement and if there should be any material change in such information the Purchaser will immediately furnish such revised or corrected information to the Company.

                  (i) The Purchaser understands and agrees that, at issuance, Common Stock issued upon exercise of the Warrants shall bear the following legend, or a similar legend to the same effect, until (i) such Common Stock shall have been registered under the Securities Act and effectively been disposed of in accordance with a registration statement that has been declared effective; or (ii) in the opinion of counsel for the Company such Common Stock be may sold without registration under the Securities Act or any applicable "Blue Sky" or state securities laws:

         "THE COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE. THE COMMON STOCK REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT."

                                    ARTICLE 4

                  Section 4.1.  Indemnification of the Company. The Purchaser
                                ------------------------------
agrees to indemnify and hold harmless the Company, its officers and directors, employees, agents and affiliates and each other person, if any, who controls any thereof within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein or in any other document furnished by the Purchaser to any of the foregoing in connection with this transaction.

                  Section 4.2.  Indemnification of Purchaser. The Company agrees
                                ----------------------------
to indemnify and hold harmless the Purchaser against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Company to comply with any covenant or agreement made by the Company herein or in any other document furnished by the Company to any of the foregoing in connection with the transaction contemplated by this Agreement.

                  Section 4.3.  Modification. Neither this Agreement nor any
                                ------------
provisions hereof shall be modified discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

                  Section 4.4.  Notices. All notices, authorizations, demands or
                                -------
requests required or permitted to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered, if sent by facsimile transmission (with receipt confirmed by automatic transmission report), if sent by a nationally-recognized overnight courier with charges prepaid, if sent by registered or certified mail, return receipt requested and postage prepaid (or by the most nearly comparable method if mailed from or to a location outside the United States), or addressed as follows:

                  If to the Company, to:

                           6100 Bristol Parkway
                           Culver City, CA 90230
                           Attn:  W. Vickery Stoughton
                           Fax: 310-338-6789

                           With copies (which copies shall not constitute
                            notice) to:

                           Pepper Hamilton LLP
                           3000 Two Logan Square
                           Philadelphia, PA 19103-2799
                           Attn: Julia D. Corelli, Esquire
                           Fax: 215-981-4750

                  If to the Purchaser, to:

                           811 S.W. Naito Parkway
                           Suite 200
                           Portland, Oregon 97204-3332
                           Attn:  Lorraine Maxfield
                           Fax:   503-243-6018

                           With copies (which copies shall not constitute
                            notice) to:

                           -----------------
                           -----------------
                           -----------------
                           Attn:
                           Fax:

or to such other address as the party to whom the notice is to be given may have furnished to the other party hereto in writing in accordance with the provisions of this Section 4.4. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of facsimile transmission (with receipt confirmed by automatic transmission report), on the date of such transmission, (iii) in the case of a nationally-recognized overnight courier, on the next business day after the date when delivered to such courier, and (iv) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

                  Section 4.5.  Counterparts. This Agreement may be executed
                                ------------
through the use of separate signature pages or in any number of counterparts (and by facsimile signature), and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

                  Section 4.6.  Binding Effect.  Except as otherwise provided
                                --------------
herein this Agreement shall be binding upon and inure to the benefit of the parties and their heirs executors administrators successors, legal representatives and assigns.

                  Section 4.7.  Severability.  In the event that any provision
                                ------------
of this Agreement shall be deemed to be invalid illegal or unenforceable the validity legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 4.8.  Entire Agreement.  This Agreement and the
                                -----------------
documents referenced herein contain the entire agreement of the parties and there are no representations covenants or other agreements except as stated or referred to herein and therein.

                  Section 4.9.  Assignability.  This Agreement is not
                                -------------
transferable or assignable by the Purchaser.

                  Section 4.10. Applicable Law.  This Agreement shall be
                                --------------
governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles.

                  Section 4.11. Waiver.  The Purchaser and the Company each
                                ------
hereby waive trial by jury in any action or proceeding involving any matter (whether sounding in tort, contract, fraud or otherwise) in any way arising out of or relating to this Agreement, the Note or the Warrants.

                  Section 4.12. Survival.  The respective indemnities,
                                --------
representations, warranties and agreements of the Company and the Purchaser contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall remain in full force and effect regardless of any investigation made by or on behalf of any of them or any person controlling any of them for a period of one year from the date hereof.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                   PURCHASER:

                                   PAULSON INVESTMENT COMPANY, INC.

                                   By:  /s/ Lorraine Maxfield
                                        ---------------------
                                   Name:  Lorraine Maxfield
                                   Title:  Senior Vice President - Research

                                   COMPANY:

                                   CARESIDE, INC.

                                   By:  /s/ W. Vickery Stoughton
                                        ------------------------
                                   Name:  W. Vickery Stoughton
                                   Title:  Chief Executive Officer

                                   Appendix I
                                  -----------

                  Pursuant to Rule 501 of Regulation D promulgated under the Securities Act an accredited investor means:

         (a) A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Exchange Act; any insurance company as defined in Section 2(13) of the Securities Act, any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary as defined in Section 3(21) of such act which is either a bank savings and loan association insurance company or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan with investment decision made solely by persons that are accredited investors;

         (b) Any private business development company as defined in Section 202 (a)(22) of the Investment Advisers Act of 1940;

         (c) Any organization described in Section 501(c)(3) of the Internal Revenue Code (the "Code"), corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

         (d)      Any director or executive officer of the Company;

         (e) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase exceeds $1,000,000;

         (f) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in the current year;

         (g) Any trust, with assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person having such knowledge and experience in financial and business matters so such person is capable of evaluating the merits and risks of the investment to be made; or

         (h) Any entity in which all of the equity owners are accredited investors.

                  In addition, a participant in a defined contribution or profit sharing plan qualified under Section 401 of the Code may be deemed the purchaser of the Common Stock for the purpose of determining whether the plan is an accredited investor if the following conditions are satisfied: (x) the plan trust must provide for segregated accounts for each plan participant, (y) the plan document must provide the participant with the power to direct the trustee to make each particular investment to the extent of the participant's voluntary contributions plus that portion of employer contributions that have vested to the participant's benefit and (z) the investment in the Common Stock must have been made pursuant to an exercise by the participant of the power to direct the investment of his or her account in the plan trust.

                                   EXHIBIT A
                                   ---------
                                                                      EXECUTION
                                                                      ---------

THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH THE DISTRIBUTION HEREOF. THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

THIS NOTE IS SUBJECT TO THE TERMS AND PROVISIONS OF A NOTE AND WARRANT PURCHASE AGREEMENT, DATED AS OF JANUARY 14, 2002, BY AND BETWEEN CARESIDE, INC. AND PAULSON INVESTMENT COMPANY, INC., AS SUCH AGREEMENT MAY BE SUPPLEMENTED, MODIFIED, AMENDED, OR RESTATED FROM TIME TO TIME (THE "NOTE AND WARRANT AGREEMENT"). COPIES OF SUCH NOTE AND WARRANT AGREEMENT ARE AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY.

                              AMENDED AND RESTATED
                              --------------------

                                 PROMISSORY NOTE
                                 ---------------

$600,000                                              Date: January 14, 2002

                  FOR VALUE RECEIVED, Careside, Inc., a Delaware corporation with offices at 6100 Bristol Parkway, Culver City, CA 90230 ("Maker"), promises to pay to the order of Paulson Investment Company, Inc., an Oregon corporation with executive offices at 811 S. W. Naito Parkway, Suite 200, Portland, Oregon 97204-3332 ("Payee"), the principal sum of Six Hundred Thousand Dollars ($600,000) lawful money of the United States of America, together with interest from the date of this Note, in the amount and on the terms set forth below, as follows:

                  1.    Payment of Principal.  The entire unpaid principal
                        --------------------
amount outstanding hereunder shall be payable on or before April 14, 2002 (the "Maturity Date").

                  2.    Prepayments.  Maker may prepay at any time all or any
                        -----------
portion of the principal and interest hereunder without penalty or premium.

                  3.    Interest.  Interest on the unpaid principal amount
                        --------
hereunder shall be payable at a flat fee in the amount of Five Thousand Four Hundred Dollars ($5,400). Such interest shall be payable on or before the Maturity Date as and when principal is repaid. In the event the outstanding principal and interest is not paid on or prior to the Maturity Date, interest shall accrue at the rate of nine percent (9%) per annum until paid.

                  4.    Application of Payments.  Payments made under this Note
                        -----------------------
shall be applied first against interest and then against principal.

                  5.    Events of Default.  The entire unpaid principal sum
                        -----------------
hereunder, plus all accrued interest thereon, shall be immediately due and payable upon the occurrence of any one or more of the following events and shall constitute an event of default hereunder:

                        a. Maker shall fail to make any payment of principal and/or interest due to Payee under this Note within five days after the same shall become due and payable, whether at maturity or by acceleration or otherwise.

                        b. Maker shall apply for or consent to the appointment of a receiver, trustee or liquidator of itself or any of its property, admit in writing its inability to pay its debts as they mature, make a general assignment for the benefit of creditors, be adjudicated as bankrupt or insolvent or file a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or if action shall be taken by Maker for the purposes of effecting any of the foregoing.

                        c. Any order, judgment or decree shall be entered by any court of competent jurisdiction, approving a petition seeking reorganization of Maker or all or a substantial part of the assets of Maker, or appointing a receiver, sequestrator, trustee or liquidator of Maker or any of his property, and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) days.

                  6.    Optional Conversion. The principal and interest owing
                        -------------------
under this Note shall be convertible at the option of the Holder, at any time prior to the Maturity Date, into a number of shares of common stock of the Company, par value $.01 per share (the "Common Stock"), equal to the principal being converted divided by the Conversion Price. The "Conversion Price" shall be $.01 above the closing market price of the Common Stock on the date of conversion.

                  In order to exercise the conversion privilege, Holder shall surrender this Note and give written notice to the Company of its election so to convert this Note. Promptly after such notice is given, the Company shall issue (or cause its transfer agent to issue), and deliver to Holder (i) a certificate or certificates for the number of full shares issuable upon the conversion of this Note registered in the name of Holder in accordance with the provisions of this Section 6 and (ii) in the event of partial conversion, a new note, containing the same terms as this Note, for the portion of this Note that is not converted.

                  Each conversion shall be deemed to have been effected on the date on which the conversion notice shall have been given, as aforesaid; and Holder shall be deemed to have become on said date the holder of record of the shares of Common Stock issuable upon such conversion.

                  No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of this Note. If any fractional share of Common Stock would be issuable upon the conversion of this Note, the Company shall make an adjustment therefor in cash at the conversion price.

                  7.    Waiver.  Maker hereby waives presentment, demand, notice
                        ------
of nonpayment, protest, notice of protest or other notice of dishonor, and any and all notices in connection with any default in the payment of, or any enforcement of the payment of, all amounts due hereunder.

                  8.    Severability.  In the event that any provision of this
                        ------------
Note shall be deemed to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  9.    Applicable Law.  This Note shall be governed by and
                        --------------
construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles.

                  10.   Non-Jury. Each party hereby waives trial by jury in any
                        --------
action or proceeding involving any matter (whether sounding in tort, contract, fraud or otherwise) in any way arising out of or relating to this Note.

                  11.   Amended and Restated Note.  This Amended and Restated
                        -------------------------
Promissory Note replaces the promissory note executed and delivered by the Company on January 14, 2002 in the same principal amount.

                  IN WITNESS WHEREOF, Maker, intending to be legally bound, has executed and delivered this Note as of the day and year first above written.

                                                     CARESIDE, INC.

                                                     By:  ________________
                                                     Name:
                                                     Title:

                                   EXHIBIT B
                                   ---------
                                                                       EXECUTION
                                                                       ---------

                                CARESIDE, INC.
                            6100 Bristol Parkway
                            Culver City, CA 90230

                                                January 14, 2002

Paulson Investment Company, Inc.
811 S. W. Naito Parkway

Suite 200
Portland, Oregon  97204-3332

                              Re: Warrant Agreement

                  As consideration for a bridge loan provided by Paulson Investment Company, Inc. ("Lender") in the amount Six Hundred Thousand Dollars ($600,000) to Careside, Inc. (the "Company") pursuant to the Note and Warrant Purchase Agreement dated as of January 14, 2002 (the "Purchase Agreement"), the Company has issued to Lender, warrants (the "Warrants") to acquire shares of the common stock, par value $.01 per share (the "Common Stock") of the Company as follows, each for an exercise price of $0.90 per share: (i) 50,000 shares of Common Stock; and (ii) for each thirty (30) days after the date hereof in which any portion of the principal or interest of the promissory note between the Company and the Lender dated as of the date hereof (the "Note") remains outstanding, an additional 50,000 shares of Common Stock (the Common Stock issuable upon exercise of such Warrants being referred to herein as the "Warrant Shares"). This letter agreement (the "Agreement") sets forth the terms of the Warrants.

                                    ARTICLE I
                               WARRANT CERTIFICATE

                  Section 1.1. Form of Warrant Certificate. A Warrant certificate ("Warrant Certificate") shall be issued to the Lender substantially in the form of Exhibit A attached hereto, together with the form of the election
               ---------
to purchase (the "Election to Purchase") and assignment (the "Assignment") to be attached thereto, and, in addition, may have such letters, numbers or other marks of identification or designation and such legends, summaries, or endorsements stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as, in any particular case, may be required in the opinion of counsel for the Company, to comply with any law or with any rule or regulation of any regulatory authority or agency, or to conform to customary usage.

                  Section 1.2. Exchange and Transfer of Warrant Certificate. The Warrant Certificates (and any Warrant Shares issued upon exercise of the Warrant) shall bear such restrictive legend or legends as may be required by the Purchase Agreement and as may be required by law and shall be transferable only in accordance with the terms of this Agreement and the Purchase Agreement. The Company may from time to time note the transfer of any outstanding Warrant Certificates in a warrant register to be maintained by the Company upon surrender thereof accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly executed by the Lender or subsequent holder thereof ("Holder") or by the duly appointed legal representative thereof. Upon any such registration of transfer in accordance with this Section 1.2, a new Warrant Certificate shall be issued to the transferee(s).

                  Warrant Certificates may be exchanged at the option of the Holder(s) thereof, when surrendered to the Company at the address set forth in
Section 4.5 hereof for another Warrant Certificate or Warrant Certificates of like tenor and representing in the aggregate a like number of Warrant Shares; provided that the Company shall not be required to issue any Warrant Certificate
--------
representing any fractional Warrant Shares.

                  Section 1.3. Lost, Stolen, Mutilated or Destroyed Warrant Certificate. If any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue, execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Warrant Certificate, or in lieu of or in substitution for a lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate representing an equivalent number of Warrants. If required by the Company, the Holder of the mutilated, lost, stolen or destroyed Warrant Certificate must provide indemnity sufficient to protect the Company from any loss which it may suffer if the Warrant Certificate is replaced. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

                  Section 1.4. Cancellation of Warrant Certificate. Any Warrant Certificate surrendered upon the exercise of Warrants or for exchange or transfer, or purchased or otherwise acquired by the Company, shall be canceled and shall not be reissued by the Company; and, except as provided in Section 2.5 hereof in case of the exercise of less than all of the Warrants evidenced by a Warrant Certificate or in Section 1.2 in an exchange or transfer, no Warrant Certificate shall be issued hereunder in lieu of such canceled Warrant Certificate. Any Warrant Certificate so canceled shall be destroyed by the Company.

                                   ARTICLE II
                 WARRANT EXERCISE PRICE AND EXERCISE OF WARRANT

                  Section 2.1. Exercise Price. The Warrant Certificate shall,
                               --------------
when signed by the Chairman or President or any Vice President of the Company, entitle the Holder thereof to purchase from the Company, subject to the terms and conditions of this Agreement, (i) 50,000 shares of Common Stock at $0.90 per share, plus (ii) for each 30 days after the date hereof in which any portion of the principal or interest on the Note remains outstanding, an additional 50,000 shares of Common Stock at $0.90 per share or such adjusted number of Warrant Shares at such adjusted purchase price as may be established from time to time pursuant to the provisions of Article III hereof, payable in full in accordance with Section 2.3 hereof, at the time of exercise of the Warrant (such price, as adjusted pursuant to the terms hereof, the "Exercise Price").

                  Section 2.2. Registration of Warrant and Warrant Shares. The Company shall register the Warrant Shares upon the terms and subject to the conditions set forth in Appendix I hereto.
                        ----------

                  Section 2.3. Procedure for Exercise of Warrant. Warrants may be exercised prior to 5:00 p.m. EST on January 14, 2007 (the "Expiration Date") at the Exercise Price. The Warrants may be exercised by surrendering Warrant Certificate(s) representing Warrants to be exercised to the Company at its address set forth in Section 4.5 hereof, together with the Election to Purchase duly completed and executed, accompanied by payment in full, as set forth below, to the Company of the Exercise Price for each Warrant Share purchased on exercise of Warrants. Such Exercise Price shall be paid in full by cash or a certified check or a wire transfer in same day funds in an amount equal to the Exercise Price multiplied by the number of Warrant Shares then being purchased. As used herein, the term "Exercise Date" with respect to any Warrant means the date on which such Warrant is exercised as provided herein.

                  Section 2.4. Issuance of Common Stock. As soon as practicable after the Exercise Date of any Warrant, the Company shall issue, or cause its transfer agent to issue, a certificate or certificates for the number of full Warrant Shares, registered in accordance with the instructions set forth in the Election to Purchase, together with cash for fractional shares as provided in
Section 3.4. All Warrant Shares issued upon the exercise of any Warrant shall be validly authorized and issued, fully paid, non-assessable, free of preemptive rights and (subject to Section 4.1 hereof) free from all taxes, liens, charges and security interests in respect of the issuance thereof. Each person in whose name any such certificate for Warrant Shares is issued shall be deemed for all purposes to have become the holder of record of the Common Stock represented thereby on the Exercise Date of the Warrant resulting in the issuance of such shares, irrespective of the date of issuance or delivery of such certificate for Warrant Shares.

                  Section 2.5. Certificates for Unexercised Warrant. In the event that, prior to the Expiration Date, a Warrant Certificate is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise, a new Warrant Certificate representing the remaining Warrant Shares shall be issued and delivered pursuant to the provisions hereof; provided that the Company shall
                                                 --------
not be required to issue any Warrant Certificate representing any fractional Warrant Shares.

                  Section 2.6. Reservation of Shares. The Company shall at all times reserve and keep available, free from preemptive rights, for issuance upon the exercise of Warrants, the maximum number of its authorized but unissued shares of Common Stock which may then be issuable upon the exercise in full of all outstanding Warrants, the initial such reservation being 150,000 shares.

                  Section 2.7. No Impairment. The Company shall not by any
                               -------------
action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holders against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares receivable upon the exercise of the Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of any Warrant, and (c) use all commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under the Warrants. Notwithstanding the foregoing paragraph, the Company shall not be required to issue Warrant Shares upon the exercise of any Warrant if such issuance would result in a violation by the Company of any applicable law.

                                   ARTICLE III
                        ADJUSTMENTS AND NOTICE PROVISIONS

                  Section 3.1. Adjustment of Exercise Price. The Exercise Price and number of Warrant Shares issuable upon exercise of Warrants are subject to adjustment from time to time as set forth in this Section 3.1. Upon each such adjustment of the Exercise Price pursuant to this Section 3.1, each Holder of Warrant Certificates shall thereafter and prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of such Warrant Certificates immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                           (a) If the Company, at any time while Warrants are
outstanding, (i) shall pay a stock dividend (except dividends paid on preferred stock issuable upon conversion of outstanding debt securities as of the date hereof which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock and not the Common Stock) payable in shares of Common Stock, (ii) subdivide or reclassify outstanding shares of Common Stock into a larger number of shares, or (iii) combine or reclassify outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior thereto shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and the denominator shall be the number of shares of Common Stock outstanding after such event and the number of Warrant Shares shall be adjusted to be such number of shares of Common Stock as the Holder would own by reason of exercising this Warrant if such exercise had occurred immediately prior to such event. Any adjustments made pursuant to this Section 3.1 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date of a subdivision or combination, and shall apply to successive subdivisions and combinations.

                           (b) In case of any reclassification of the Common
Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise Warrants only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount thereof that would have been paid or distributed in respect of the Warrant Shares such Holder would have received had such Holder exercised the Warrants immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 3.1 upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

                           (c) For the purposes of this Section 3.1, the
following clauses shall also be applicable:

                                    (i)     Record Date. In case the Company
                                            ------------
                  shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or
                  (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                                    (ii)    Treasury Shares. The number of
                                            ---------------
                  shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

                           (d) All calculations under this Section 3.1 shall be
made to the nearest cent or the nearest 1/100th of a share, as the case may be.

                           (e) If:

                                    (i)     the Company shall declare a dividend
                  (or any other distribution) on its Common Stock; or

                                    (ii)    the Company shall declare a special
                  nonrecurring cash dividend on or a redemption of its Common Stock; or

                                    (iii)   the Company shall authorize the
                  granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                                    (iv)    the approval of any stockholders of
                  the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                                    (v)     the Company shall authorize the
                  voluntary dissolution, liquidation or winding up of the affairs of the Company,

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

                  Section 3.2. Certificate of Adjustments. Whenever any adjustment is to be made pursuant to this Article III, the Company shall prepare a certificate executed by the Chief Financial Officer of the Company, setting forth such adjustments to be mailed to each Holder at least fifteen (15) days prior thereto, such notice to include in reasonable detail (a) the events precipitating the adjustment, (b) the computation of any adjustments, and (c) the Exercise Price and the number of shares or the securities or other property purchasable upon exercise of each Warrant after giving effect to such adjustment.

                  Section 3.3. Warrant Certificate Amendments. Irrespective of any adjustments pursuant to this Article III, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments; provided the Company may, at its option, issue new Warrant
             --------
Certificates evidencing Warrants in such form as may be approved by its Board of Directors to reflect any adjustment in the Exercise Price and number of Warrant Shares purchasable under the Warrants.

                  Section 3.4. Fractional Shares. The Company shall not be
                               -----------------
required upon the exercise of any Warrant to issue fractional Warrant Shares which may result from adjustments in accordance with this Article III to the Exercise Price or number of Warrant Shares purchasable under each Warrant. If more than one Warrant is exercised at one time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed based on the aggregate number of Warrant Shares purchasable upon exercise of such Warrants. With respect to any final fraction of a share called for upon the exercise of any Warrants by a single Holder, the Company shall pay an amount in cash to the Holder of the Warrants in respect of such final fraction in an amount equal to the fair market value of a share of Common Stock as of the Exercise Date of such Warrants, multiplied by such fraction. All calculations under this Section 3.4 shall be made to the nearest hundredth of a share.

                                   ARTICLE IV
                                  MISCELLANEOUS

                  Section 4.1. Payment of Taxes and Charges. The Company will pay all taxes (other than income taxes) and other government charges in connection with the issuance or delivery of Warrants and the initial issuance or delivery of Warrant Shares upon the exercise of any Warrant and payment of the Exercise Price. The Company shall not, however, be required to pay any additional transfer taxes in connection with the subsequent transfer of Warrants or any transfer involved in the issuance and delivery of Warrant Shares in a name other than the name in which the Warrant to which such issuance relates was registered, and, if any such tax would otherwise be payable by the Company, no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Company the amount of any such tax, or it is established to the reasonable satisfaction of the Company that any such tax has been paid.

                  Section 4.2. Changes to Agreement. The Company, when authorized by its Board of Directors, with the written consent of Paulson Investment Company, Inc., may amend or supplement this Agreement. The Company may, without the consent or concurrence of any Holder, by supplemental agreement or otherwise, make any changes or corrections in this Agreement that the Company shall have been advised by counsel (a) are required to cure any ambiguity or to correct any defective or inconsistent provision or clerical omission or mistake or manifest error herein contained, (b) add to the covenants and agreements of the Company in this Agreement such further covenants and agreements thereafter to be observed, or (c) result in the surrender of any right or power reserved to or conferred upon the Company in this Agreement, in each case which changes or corrections do not and will not adversely affect, alter or change the rights, privileges or immunities of the Holders.

                  Section 4.3. Assignment. All the covenants and provisions of
                               ----------

this Agreement by or for the benefit of the Company or the Holders shall bind and inure to the benefit of their respective successors and assigns.

                  Section 4.4. Successor to Company. In the event that the Company merges or consolidates with or into any other corporation or sells or otherwise transfers its property, assets and business substantially as an entirety to a successor corporation, the Company shall use commercially reasonable efforts to have such successor corporation assume each and every covenant and condition of this Agreement to be performed and observed by the Company. In the event that such successor to the Company does not assume this Agreement, the Company shall give each Holder of a Warrant Certificate at least fifteen (15) days notice of the closing of the merger or consolidation and a brief statement of the intended treatment of the Warrants in the subject transaction.

                  Section 4.5. Notices. Any notice or demand required by this
                               -------
Agreement to be given or made by any Holder to or on the Company shall be sufficiently given or made if sent by first-class or registered mail, postage prepaid, addressed as follows:

                                   Careside, Inc.
                                   6100 Bristol Parkway
                                   Culver City, CA  90230
                                   Attn:  Chief Executive Officer

                                   With a copy to:

                                   Pepper Hamilton LLP
                                   3000 Two Logan Square
                                   Eighteenth and Arch Streets
                                   Philadelphia, PA  19103
                                   Attn: Julia D. Corelli, Esq.

Any notice or demand required by this Agreement to be given or made by the Company to or on any Holder shall be sufficiently given or made if sent by first-class or registered mail, postage prepaid, addressed to such Holder and sent to the following address:

                                   Paulson Investment Company, Inc.
                                   811 S. W. Naito Parkway
                                   Suite 200
                                   Portland, Oregon  97204-3332
                                   Attn:  Lorraine Maxfield

                                   With a copy to:  Chester Paulson

Any notice or demand required by this Agreement to be given or made by the Company to or on any Holder shall be sufficiently given or made, whether or not such holder receives the notice, five (5) days after mailing, if sent by first-class or registered mail, postage prepaid, addressed to such Holder at its last address as shown on the books of the Company. Otherwise, such notice or demand shall be deemed given when received by the party entitled thereto.

                  Section 4.6. Defects in Notice. Failure to file any
                               -----------------
certificate or notice or to mail any notice, or any defect in any certificate or notice pursuant to this Agreement shall not affect in any way the rights of any Holder or the legality or validity of any adjustment made pursuant to Section 3.1, or any transaction giving rise to any such adjustment, or the legality or validity of any action taken or to be taken by the Company.

                  Section 4.7. Governing Law. This Agreement and each Warrant
                               -------------
Certificate issued hereunder shall be governed by the laws of the State of Delaware without regard to principles of conflicts of laws thereof.

                  Section 4.8. Standing. Nothing in this Agreement expressed and
                               --------
nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Holders of any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement contained herein; and all covenants, conditions, stipulations, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the Company and its successors, and the Holders.

                  Section 4.9. Headings. The descriptive headings of the
                               --------
articles and sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  Section 4.10. Availability of the Agreement. The Company shall keep copies of this Agreement available for inspection by Holders during normal business hours. Copies of this Agreement may be obtained upon written request addressed to the Company at the address set forth in Section 4.5 hereof.

                  Section 4.11. Entire Agreement. This Agreement, including the
                                ----------------
Exhibits and Appendixes referred to herein and the other writings specifically identified herein or contemplated hereby, is complete, reflects the entire agreement of the parties with respect to its subject matter, and supersedes all previous written or oral negotiations, commitments and writings.

                            [signature page follows]

                  By acceptance of a Warrant Certificate, the Holder thereof agrees to be bound by all the terms and conditions of this Agreement as if a signatory hereto.

                                   Yours truly,

                                   ____________________

                                    EXHIBIT A

                                     FORM OF
                               WARRANT CERTIFICATE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 OR RULE 144A UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN A WARRANT AGREEMENT DATED AS OF JANUARY 14, 2002, AS AMENDED FROM TIME TO TIME, A COMPLETE AND CORRECT COPY OF THE FORM OF WHICH WILL BE FURNISHED BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

No. _______

                         Certificate for ______ Warrants

                         NOT EXERCISABLE AFTER 5:00 P.M.,

                       NEW YORK TIME, ON JANUARY 14, 2007

                                 CARESIDE, INC.

                    COMMON STOCK PURCHASE WARRANT CERTIFICATE

                  This Warrant Certificate is issued under and in accordance with the Warrant Agreement dated as of January 14, 2002 (the "Warrant Agreement") by and among the Company and the Lender (as defined in the Warrant Agreement) and is subject to the term and provisions contained in the Warrant Agreement. All capitalized terms not defined herein shall have the meanings given such terms as set forth in the Warrant Agreement.

                  THIS CERTIFIES that Paulson Investment Company, Inc. or its registered assigns is the registered holder (the "Registered Holder") of:
Initial Warrant Certificate: (i) 50,000 Warrants plus (ii) an additional 50,000 Warrants for each 30 days after January 14, 2002, in which any portion of the principal or interest of the Note (as defined in the Warrant Agreement) remains outstanding, each of which represents the right to purchase one (1) fully paid and non-assessable share of common stock, par value $.01 per share (the "Common Stock"), of Careside, Inc., a Delaware corporation (the "Company"), at the price and at the times specified in the Warrant Agreement, by surrendering this Warrant Certificate, with the form of Election to Purchase attached hereto duly executed and by paying in full the applicable Exercise Price. Payment of the Exercise Price shall be made as set forth in the Warrant Agreement (as hereinafter defined). No Warrant may be exercised after 5:00 P.M., New York time, January 14, 2007, (the "Expiration Date"). All Warrants evidenced hereby shall thereafter become void.

                  Prior to the Expiration Date, subject to any applicable laws, rules or regulations restricting transferability and to any restriction on transferability that may appear on this Warrant Certificate and in accordance with the terms of the Warrant Agreement hereinafter referred to, the Registered Holder shall be entitled to transfer this Warrant Certificate, in whole or in part, upon surrender of this Warrant Certificate at the principal office of the Company with the form of assignment set forth hereon duly executed. Upon any such transfer, one or more new Warrant Certificates representing the same aggregate number of Warrants to purchase the shares of the Common Stock will be issued in accordance with instructions in the form of assignment.

                  Upon the exercise of less than all of the Warrants to purchase the shares of the Common Stock evidenced by this Warrant Certificate, there shall be issued to the Registered Holder one or more new Warrant Certificates in respect of the Warrants not exercised.

                  Prior to the Expiration Date, the Registered Holder shall be entitled to exchange this Warrant Certificate, for one or more other Warrant Certificates for the same aggregate number of Warrants to purchase the shares of the Common Stock, upon surrender of this Warrant Certificate at the principal office of the Company.

                  Upon certain events provided for in the Warrant Agreement, the Exercise Price and the number of shares of Common Stock issuable upon the exercise of each Warrant are required to be adjusted.

                  No fractional shares will be issued upon the exercise of Warrants. As to any final fraction of a share of Common Stock which the Registered Holder of one or more Warrant Certificates, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay the cash value thereof determined as provided in the Warrant Agreement. No Warrant Certificate representing any fractional Warrant Shares will be issued.

                  This Warrant Certificate shall not entitle the Registered Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to attend or receive any notice of meetings of stockholders or any other proceedings of the Company, except as set forth in the Warrant Agreement.

                  By the acceptance of this Warrant Certificate, the Holder hereof agrees to be bound by all of the terms and conditions of the Warrant Agreement.

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its facsimile corporate seal.

                                     CARESIDE, INC.

                                     By:
                                     Name:
                                     Title:

                              [Form of Assignment]

                  FOR VALUE RECEIVED, the undersigned hereby irrevocably sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant Certificate, with respect to the number of Warrants to purchase the shares of the Common Stock set forth below, together with registration rights set forth in Appendix I to the Warrant
                                               ----------
Agreement relating to the shares of common stock underlying the below Warrants, to the terms and conditions of which this Assignee expressly agrees by Assignee's receipt of such Warrants:

      Name of Assignee                 Address                  No. of Warrants
      ----------------                 -------                  ---------------

The undersigned does hereby irrevocably constitute and appoint
_____________________ true and lawful Attorney, to make such transfer on the books of Careside, Inc., maintained for that purpose, with full power of substitution in the premises.

Dated: __________ ___, _____
                                    ___________________________________________
                                    Signature

                             (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                         [Form of Election To Purchase]

                  The undersigned hereby irrevocably elects to exercise ____________ of the Warrants represented by this Warrant Certificate and to purchase the shares of Common Stock issuable upon the exercise of said Warrants, and requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:
                                     (NAME)

________________________________________________________________________________
                           (ADDRESS, INCLUDING ZIP CODE)

________________________________________________________________________________
                (SOCIAL SECURITY OR OTHER IDENTIFICATION NUMBER)

DELIVER TO:_____________________________________________________________________
                                     (NAME)

_______________________________________________________________________________
                           (ADDRESS, INCLUDING ZIP CODE)

                  In full payment of the purchase price with respect to the exercise of Warrants to purchase shares of the Common Stock, the undersigned hereby tenders payment of $________ by cash, certified check, cashier's check or money order payable in United States currency to the order of the Company.

                  If the number of Warrants to purchase the shares of the Common Stock hereby exercised is less than all the Warrants represented by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the number of such full Warrants not exercised be issued and delivered as follows:

ISSUE TO:
                                     (NAME)
________________________________________________________________________________
                           (ADDRESS, INCLUDING ZIP CODE)

________________________________________________________________________________
                   (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO:
                                     (NAME)

at
                                           (ADDRESS, INCLUDING ZIP CODE)

Date: __________ ___, ______        ___________________________________________
                                    Signature

                                    (Signature must conform in
                                    all respects to name of
                                    holder as specified on the
                                    face of the Warrant
                                    Certificate.)

                                    PLEASE INSERT SOCIAL SECURITY OR TAX
                                    I.D. NUMBER OF HOLDER

                                    ___________________________________________

                                   Appendix I
                                   ----------

                  1.  General. The Company shall undertake to register Warrant
                      -------
Shares at the request of a Holder upon the terms and conditions set forth in this Appendix I to the Warrant Agreement dated as of January 14, 2002. Certain
     ----------
capitalized terms used herein have the definitions ascribed to them in Section 15 hereof.

                  2.  Piggyback Registration.

                           a.  Subject to Section 7 of this Appendix I, if at
                                                            ----------
any time the Company proposes to file a Registration Statement, the Company shall, each such time, promptly give each Holder written notice of such proposal (a "Piggyback Registration Notice"). Within 20 days after the Piggyback Registration Notice is given, Holders shall give notice as to the number of shares of Registrable Securities, if any, which such Holder request to be registered simultaneously with such registration by the Company ("Piggyback Registration"). The Company shall include any Registrable Securities in such Registration Statement (or in a separate Registration Statement concurrently filed) which the Holders thereof request to be registered under the Act, subject to and in accordance with the terms, conditions, procedures and limitations contained in this Agreement.

                           b.  Notwithstanding the foregoing, if such
Registration Statement was initiated by the Company to effect a primary public offering of its securities and, if at any time after giving written notice of its intention to so register securities and before the effectiveness of the Registration Statement, the Company determines for any reason either not to effect such registration or to delay such registration, the Company may, at its election, by prior written notice to each Holder: (i) in the case of a determination not to effect registration, relieve itself of its obligation to register the Registrable Securities in connection with such registration; or
(ii) in the case of a determination to delay registration, delay the registration of such Registrable Securities for the same period as the delay registration of such other securities.

                  3.  Obligations of the Company.

                           a.  Whenever requested under this Agreement to effect
the registration of any Registrable Securities on a Registration Statement, the Company shall, as expeditiously as reasonably possible:

                                    (i)     Use all commercially reasonable
efforts to cause such Registration Statement to be declared effective by the Commission and to keep such registration continuously effective until the date when all Registrable Securities covered by the Registration Statement have been sold; provided, however, in the case of registration under Section 2 of this Appendix I, not longer than 270 days after the effective date of the
----------
Registration Statement or any amendments or supplements thereto.

                                    (ii)    Prepare and file with the Commission
such amendments and post-effective amendments to such Registration Statement as may be necessary to keep such Registration Statement effective until the applicable date referred to in Section 3(a)(i) of this Appendix I and to comply
                                                       ----------
with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement, and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed with the Commission pursuant to Rule 424 under the Act.

                                    (iii)   Furnish to the Registered Holders
such number of copies of such Registration Statement, each amendment thereto, the prospectus included in such Registration Statement (including each preliminary prospectus), each supplement thereto and such other documents, as they may reasonably request in order to facilitate the disposition of Registered Securities owned by them.

                                    (iv)    Use all commercially reasonable
efforts to register and qualify the Registered Securities under such other securities laws of such jurisdictions and undertake such other steps as may be reasonably necessary or advisable to enable each Registered Holder to consummate the disposition of the Registered Securities owned by such Holder in such jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify generally to transact business in any such states or jurisdictions.

                                    (v)     Promptly notify each Registered
Holder at any time when a prospectus is required to be delivered under the Act of the happening of any event (including a reasonably detailed description of such event) as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registered Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

                                    (vi)    Promptly notify the Registered
Holders of the following events:

                                            (1)  the filing of the prospectus or
any prospectus supplement and the Registration Statement and any amendment or post-effective amendment thereto and, with respect to the Registration Statement and any amendment or post-effective amendment thereto, the declaration of the effectiveness of such documents,

                                            (2)  the issuance by the Commission
of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, and

                                            (3)  the receipt by the Company of
any notification with respect to the suspension of the qualification of the Registered Securities for sale in any jurisdiction or the initiation or threat of initiation of any proceeding for such purpose.

                                    (vii)   Use all commercially reasonable
efforts to prevent the entry of any order suspending the effectiveness of the Registration Statement, or the qualification, or exemption from qualification, of such securities included therein for sales in any jurisdiction, and to obtain the withdrawal of any such order, if entered.

                                    (viii)  Use all commercially reasonable
efforts and cooperate with the Registered Holders to facilitate the timely preparation and delivery of certificates evidencing Registered Securities and not bearing any restrictive legends.

                                    (ix)    Provide a transfer agent, registrar
and CUSIP number for all Registrable Securities not later than the effective date of the Registration Statement.

                                    (x)     Enter into such agreements and take
all such other reasonable actions in connection therewith in order to facilitate the disposition of such Registered Securities.

                                    (xi)    Use all commercially reasonable
efforts to cause all Registered Securities included in such Registration Statement to be listed, by the date of first sale of Registered Securities pursuant to such registration statement, on each securities exchange on which shares of Common Stock are then listed or proposed by the Company to be listed, if any, and to use best efforts to arrange for at least two market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers.

                                    (xii)   Otherwise comply with all applicable
rules and regulations of the Commission.

                  4.  Furnish Information. The Holders shall furnish to the
                      -------------------
Company such information regarding them, the Registrable Securities held by them, and the intended method of disposition by them of such Registrable Securities as is customarily provided by selling securityholders and as the Company or any underwriters shall reasonably request.

                  5.  Suspension of Disposition of Registrable Securities. Each
                      ---------------------------------------------------
Registered Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(a)(v) or 3(a)(vii)(2) or (3) of this Appendix I, such Registered Holder will forthwith
                            ----------
discontinue disposition of Registered Securities until such Registered Holder's receipt of copies of a supplemented or amended prospectus contemplated by
Section 3(a)(v) of this Appendix I, or until it is advised in writing (the
                        ----------
"Advice") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such Registered Holder will deliver to the Company all copies, other than permanent file copies then in such Registered Holder's possession, of the prospectus covering such Registered Securities at the time of receipt of such notice. In the event the Company shall give any such notice, the time period mentioned in
Section 3(a)(i) of this Appendix I shall be extended by the number of days
                        ----------
during the period from and including the date of the giving of such notice pursuant to Section 3(a)(v) or 3(a)(vii)(2) or (3) of this Appendix I to and
                                                           ----------
including the date when each Registered Holder shall have received the copies of the supplemented or amended prospectus contemplated by Section 3(a)(v) of this Appendix I or the Advice.
----------

                  6.  Expenses of Registration.

                           a.  Except as provided in Section 6(b) and (c) of
this Appendix I, all expenses incurred in connection with a Piggyback
     ----------
Registration pursuant to this Agreement, whether or not a registration is consummated, shall be borne by the Company, including (without limitation) charges, costs, expenses, disbursements, fees and taxes in connection with (i) the preparation and filing of any Registration Statement, each preliminary prospectus, the final prospectus, and any amendments or supplements thereto, (ii) the preparation, issuance and delivery of the certificates for the Registrable Securities offered and sold hereunder, (iii) the qualification of the Registrable Securities for offering and sale under state laws (including the legal fees and filing fees and other disbursements of counsel in connection therewith), (iv) the filing for listing or approval for quotation of the Registrable Securities on the American Stock Exchange or on any national securities exchange (including the legal fees and filing fees and other disbursements of counsel in connection therewith), (v) the fees and expenses of any transfer agent or registrar for the Registrable Securities, (vi) the fees and disbursements charged by counsel or accountants to the Company, (vii) fees and disbursements charged by one counsel chosen by the Holders of a majority of the Registrable Securities sought to be included in the Registration Statement, in the case a Piggyback Registration in which the Company or any other holder of contractual registration rights granted by the Company ("Additional Rights Holders") initiates such registration.

                           b.  Each Holder agrees to pay all underwriting
discounts and commissions and the fees and disbursements of any legal counsel retained by it, other than the legal counsel referred to in clause (vii) of
Section 6(a) above. Additionally, the Company agrees to use its best efforts to cause its transfer agent (or other designee) to serve as a custodian, to the extent any underwriters participating in any such registration shall require the participation of a custodian, for any selling security holders and, in such event, the Company shall be responsible for the fees and disbursements of such person acting in such custodial capacity.

                           c.  All expenses incurred in connection with a
registration which are, under this Section 6, to be borne by Registered Holders shall be borne pro rata by the Registered Holders on the basis of the number of such Holder's Registered Securities (or Registrable Securities proposed to be registered, as the case may be); provided, however, that if any such cost or expense is attributable solely to one Registered Holder and does not constitute a normal cost or expense of such a registration, such cost or expense shall be allocated to and borne by that Registered Holder.

                  7.  Underwriting Requirements; Priorities.

                           a.  If a registration under Section 2 of this
Appendix I is an underwritten primary offering initiated by the Company or an
----------
Additional Rights Holder and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the marketability of the offering, the Company will include in such registration (i) first, depending upon who initiated such registration, the securities that the Company or the Additional Rights Holders initiating such registration, proposes to sell, and (ii) second, before inclusion of any securities sought to be registered by any other Person, all of the Registrable Securities owned by any of the Holders, pro rata among them on the basis of the number of Registrable Securities such Holders have requested to be registered.

                           b.  No Holder may participate in any underwritten
registration hereunder unless such Holder (i) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                           c.  Nothing shall prevent the Company from granting
piggyback or other registration rights to any Person.

                  8.  Rule 144 and Rule 144A. The Company will file the reports
                      ----------------------
required to be filed by it under the Act and the 1934 Act and the rules and regulations adopted by the Commission thereunder, and will use all commercially reasonable efforts to take such further action as any Holder of Registrable Securities may reasonably deem to be necessary, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Act within the limitation of the exemptions provided by
(i) Rule 144 and Rule 144A under the Act, as such Rule may be amended from time to time or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such information and requirements.

                  9.  Transfer of Registration Rights. Provided that the Company
                      -------------------------------
is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned, the registration rights under this Agreement may be transferred in whole or in part in connection with the transfer of Registrable Securities. Notwithstanding the foregoing, if such transfer is subject to covenants, agreements or other undertakings restricting transferability thereof the registration rights under this Agreement shall not be transferred in connection with such transfer unless such transfer complies with all such covenants, agreements and other undertakings.

                  10. Indemnification and Contribution.

                           a.  To the fullest extent permitted by law, the
Company will and hereby does (i) indemnify and hold harmless each Holder, each director, officer, partner, employee, affiliate, or agent of or for such Holder, any Underwriter (as defined in the Act) for such Holder, and each Person, if any, who controls such Holder or underwriter within the meaning of the Act, against any losses, claims, damages, costs or liabilities, joint or several, to which they may become subject insofar as such losses, claims, damages, costs or liabilities (or actions in respect thereof) arise out of, are caused by, or are based on any untrue or alleged untrue statement of any material fact contained in any Registration Statement filed with the Commission, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which it was made, or arise out of any violation by the Company of any securities law, rule or regulation applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and (ii) will reimburse each such Person or entity for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, costs, liability, or action; provided, however, that the indemnity agreement contained in this
Section 11(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, delayed or conditioned) nor shall the Company be liable to a Holder, underwriter or controlling person in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or an alleged untrue statement or omission or alleged omission made in connection with any such Registration Statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with information furnished in writing expressly for use in connection with such registration by or on behalf of any such Holder or controlling person of such Holder.

                           b.  To the fullest extent permitted by law, each
Holder requesting or joining in a registration under this Agreement, severally and not jointly, will and hereby does (i) indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each Person, if any, who controls the Company within the meaning of the Act, and any Underwriter (as defined in the Act) for the Company, each other Holder and each Person, if any, who controls such other Holder within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, controlling person, other Holder or underwriter may become subject, under the Act and applicable state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which it was made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with information furnished in writing by or on behalf of such Holder expressly for use in such Registration Statement and (ii) reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, other Holder, controlling person or Underwriter attributable to investigating or defending any loss, claim, damage, liability or action indemnified by such Holder pursuant to clause (i); provided, however, that the indemnity agreement contained in this Section 11(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld, delayed or conditioned).

                           c.  Promptly after receipt by an indemnified party
under this Section 11 of notice of the commencement of any action or knowledge of a claim that would, if asserted, give rise to a claim for indemnity hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 11, notify the indemnifying party in writing of the commencement thereof or knowledge thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. If prejudicial to any material extent to his ability to defend such action, the failure to notify an indemnifying party promptly of the commencement of any such action or of the knowledge of any such claim, shall relieve such indemnifying party of any liability to the indemnified party under this Section 11 to the extent so prejudiced, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this Section 11. Each indemnified party shall have the right to employ separate counsel in such action, claim or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of each indemnified party unless: (i) such indemnifying party has agreed to pay such expenses, (ii) such indemnifying party has failed promptly to assume the defense and employ counsel reasonably satisfactory to such indemnified party or (iii) such indemnified party shall have been advised in writing by counsel that either there may be one or more legal defenses available to it which are different from or in addition to those available to such indemnifying party or such affiliate or controlling person or a conflict of interest may exist if such counsel represents such indemnified party and such indemnifying party or its affiliate or controlling person; provided, however, that such indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be responsible hereunder for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel), which counsel shall be designated by such indemnified party.

                           d.  The indemnifying party's liability to any such
indemnified party hereunder shall not be extinguished solely because any other indemnified party is not entitled to indemnity hereunder. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party, and will survive the transfer of securities. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Act shall be entitled to indemnification from any Person who was not guilty of such fraudulent misrepresentation.

                           e.  If the indemnification provided for in this
Section 11 is for any reason, other than pursuant to the terms thereof, held to be unavailable or insufficient to an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying and indemnified parties in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative fault but also the relative benefits received by the indemnifying and indemnified parties from the offering of Registrable Securities. The relative benefits received by a party shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by such party bears to the total net proceeds from the offering received by all parties. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company or a

Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation or by any other method of allocation taking into account the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation within the meaning of
Section 11(f) of the Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                           f.  The liability of each Holder in respect of any
indemnification or contribution obligation of such Holder arising under this Agreement with respect to a particular registration statement shall not in any event exceed an amount equal to the net proceeds to such Holder (after deduction of all underwriters' discounts and commissions and all other expenses paid by such Holder in connection with the registration in question) from the disposition of the Registrable Securities disposed of by such Holder pursuant to such registration.

                  11. Remedies. In addition to being entitled to exercise all
                      --------
rights provided in this Agreement as well as all rights granted by law, including recovery of damages, each Holder of Registrable Securities will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees not to raise the defense in any action for specific performance that a remedy at law would be adequate.

                  12. Amendments and Waivers. The provisions of this Agreement,
                      ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the holders of a majority of the Registrable Securities.

                  13. Future Changes in Registration Requirements. In the event
                      -------------------------------------------
that the registration requirements under the Act are amended or eliminated to accommodate a "Company registration" or similar approach, this Agreement shall be deemed amended to the extent necessary to reflect such changes and the intent of the parties hereto with respect to the benefits and obligations of the parties, and in such connection, the Company shall use reasonable efforts to provide Holders of Registrable Securities equivalent benefits to those provided under this Agreement.

                  14. Filing Notices and Copies. The Company shall provide to
                      -------------------------
each Holder of Registrable Securities such number of copies of any Registration Statement, amendment thereto (including post-effective amendments) or other report, document or notice that is filed with the Commission or other authority under the securities laws, as may be reasonably requested by such Holder of Registrable Securities. In addition, the Company shall provide prior notice to any Holder of Registrable Securities of any such filing of a Registration Statement or amendment thereto, provided that the foregoing notice provision shall not shorten any other advance notice provision contained in this Agreement.

                  15. Definitions.  For purposes of this Agreement, the
                      -----------
following terms shall have the following respective meanings:

                  "Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Commission" shall mean the U.S. Securities and Exchange Commission, or any other federal agency at the time administering the Act.

                  "Common Stock" shall mean the Company's common stock, par value $.01 per share.

                  "Company" shall mean Careside, Inc, or any successor by merger, consolidation or other transaction.

                  "Holder" shall mean the Lender to the extent it holds Registrable Securities, and any other Person holding Registrable Securities to whom registration rights granted under and pursuant to this Agreement have been transferred pursuant to Section 10 of this Appendix I.

                  "Person" shall mean an individual, a sole proprietorship, a corporation, a partnership, a limited liability company, a limited liability partnership, a joint venture, an association, a trust, or any other entity or organization, including a government or a political subdivision, agency or instrumentality thereof.

                  "Piggyback Registration" shall have the meaning set forth in
Section 2 of this Appendix I.
                  ----------

                  The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement ("Registration Statement") in compliance with the Act and the declaration or ordering of effectiveness of such Registration Statement by the Commission.

                  "Registered Holder" shall mean, with respect to a particular Registration Statement, each Holder which has included Registrable Securities in such Registration Statement.

                  "Registered Securities" shall mean the Registrable Securities included in a particular Registration Statement which has been declared effective by the Commission and which has remained effective for the minimum period required under and pursuant to the terms and conditions of this Agreement.

                  "Registrable Securities" shall mean (i) any shares of Common Stock issued to a Holder (or another for the benefit of a Holder) upon the exercise of Warrants and which are beneficially owned (which, for purposes of this Agreement, shall be determined in accordance with Rule 13d-3 of the 1934 Act) by the Holder, and (ii) securities which were issued or received in respect of, or in exchange or in substitution for any of the foregoing, including, but not limited to, those arising from a stock dividend, distribution, stock split, reclassification, reorganization, merger, consolidation, sale or transfer of assets or other exchange of securities. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (x) a Registration Statement with respect to the sale of such securities shall have become effective under the Act (y) such securities shall have ceased to be outstanding or (z) such securities shall have been transferred as permitted by, and in compliance with, Rule 144 (or any successor provision) promulgated under the Act.

                  "Registration Statement" means a registration statement filed by the Company to register its Common Stock under the Act, either for its own account or for the account of others, in connection with the public offering of such Common Stock solely for cash, on a registration form that would also permit the registration of Registrable Securities (other than a registration covering shares of Common Stock issued pursuant to an employee benefit plan, or a registration on Form S-4 for the purpose of offering such securities to another business entity or the shareholders of such entity in connection with the acquisition of assets or shares of capital stock, respectively, of such entity).

                  "1934 Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.